UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 29, 2010
Parkvale Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-17411	25-1556590

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4220 William Penn Highway, Monroeville, Pennsylvania	15146

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (412) 373-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)	Parkvale Savings Bank (the “Bank”), the wholly owned subsidiary of Parkvale Financial Corporation (the “Company”) and Linda K. Butia, CPA, mutually agreed to discontinue Ms. Butia’s employment as the Controller of the Bank effective December 29, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKVALE FINANCIAL CORPORATION
By:	/s/ Gilbert A. Riazzi
	Name:	Gilbert A. Riazzi
	Title:	Chief Financial Officer

Date: January 3, 2011